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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 3)


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         Date of Report (Date of Earliest Event Reported): June 14, 2002


                        ADELPHIA BUSINESS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              000-21605                                   25-1669404
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      (Commission File Number)             (I.R.S. Employer Identification No.)


ONE NORTH MAIN STREET
COUDERSPORT, PA                                               16915-1141
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(Address of Principal Executive offices)                      (Zip Code)


                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 14, 2002, Adelphia Business Solutions, Inc. (the "Company") received an unsolicited letter from Deloitte & Touche LLP ("Deloitte"), its former independent accountants, notifying the Company that the client-auditor relationship between the Company and Deloitte had "ceased." A copy of this letter is attached hereto as Exhibit 99.1 and incorporated herein by reference and it was the Company's understanding that Deloitte resigned as its independent public accountant effective as of June 14, 2002.

In response to the Company's query as to the circumstances surrounding this letter, Deloitte declined to provide further clarification other than to note that on June 9, 2002, Adelphia Communications Corporation ("Adelphia") dismissed Deloitte as its independent public accountant. Prior to January 11, 2002, the Company was a majority-owned subsidiary of Adelphia.

On July 3, 2002, the Company transmitted to Deloitte by e-mail a draft of the disclosures made in Item 4 of Amendment No. 1 of this Current Report on Form 8-K ("Amendment No. 1"). The Company received a letter from Deloitte on July 15, 2002 (the "July 15 Deloitte Response") responding to the disclosures made in
Item 4 of Amendment No. 1. A copy of the July 15 Deloitte Response was filed as
Exhibit 99.1.

According to the July 15 Deloitte Response, on May 14, 2002, Deloitte suspended its audit of the financial statements of Adelphia and, upon suspending its audit of the financial statements of Adelphia, Deloitte also ceased its audit of the financial statements of the Company. As of the June 14, 2002, the date on which the Company received the aforementioned resignation letter from Deloitte, Deloitte had not completed its audit nor had it issued its report with respect to the Company's financial statements for the year ended December 31, 2001. Accordingly, the Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2001, nor has the Company filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002. Neither the Board of Directors of the Company nor the Audit Committee of the Board of Directors of the Company took any action with respect to Deloitte's decision to resign as the Company's independent public accountant.

The Company has not yet determined who it intends to appoint as its independent public accountant on a going forward basis. Upon making such appointment, the Company will file a subsequent Current Report on Form 8-K in accordance with the requirements of that form. In addition, when the appointment is made, the Company will authorize Deloitte to respond fully to the inquiries of the successor independent public accountant and will place no limitations on any such inquiries.


The report of Deloitte on the financial statements of the Company for the years ended December 31, 1999 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit


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
scope or accounting principles. During the years ended December 31, 1999 and December 31, 2000, and the period commencing on January 1, 2002 and ending on June 15, 2002, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements.


The Company believes that the following reportable events within the meaning of Rule 304(a)(1)(v) have occurred:

Prior to its resignation as the Company's independent public accountant, Deloitte informed the Vice President, Finance of the Company and the Chairman of the Audit Committee of the Company that Deloitte needed to resolve certain matters with respect to its audit of Adelphia's consolidated financial statements for the year ended December 31, 2001 before it could determine what impact, if any, such audit of Adelphia might have on Deloitte's audit of the Company's consolidated financial statements for the same period. Upon its resignation as the Company's independent public accountant, Deloitte informed the Vice President, Finance of the Company that, because of its dismissal as Adelphia's independent public accountant, it would be unable to make this determination and, therefore, would be unable to complete its audit of the Company's consolidated financial statements for the year ended December 31, 2001.

In the July 15 Deloitte Response, Deloitte states, in part:


           During 2002 and continuing through the date of our resignation, certain matters came to our attention in connection with our audits of Adelphia and its subsidiaries and co-borrowing groups that led us to believe that the scope of our audits of Adelphia and its subsidiaries, including the Company, and co-borrowing groups may need to be significantly expanded. In addition, we determined that these matters, if further investigated, may (i) materially impact the fairness or reliability of our previously issued audit reports or the underlying financial statements; or the financial statements to be issued for the year ended December 31, 2001, or (ii) cause us to be unwilling to rely on management's representations or be associated with the financial statements of Adelphia or those of its subsidiaries, including the Company, or co-borrowing groups. In a letter addressed to the Securities and Exchange Commission ("SEC") dated June 27, 2002 (the "Deloitte Letter"), responding to Adelphia's Current Report on 8-K filed with the SEC on June 14, 2002 (the "Adelphia 8-K"), we set forth our views in response to the Adelphia 8-K. The Deloitte Letter discussed specific reportable events pertaining to Adelphia that either required an expansion of the scope of our audit of Adelphia and its subsidiaries and co-borrowing groups, or raised questions about our willingness to rely on the representations of management. The reportable events were followed by a description of certain other events that occurred during the period


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
           May 1, 2002 through the date of our dismissal. Our views, as set forth in the Deloitte Letter are included as an appendix to this letter. As stated above, the Company was a majority owned subsidiary of Adelphia up to January 11, 2002, and although the matters discussed in the appendix to this letter did not appear to have a direct effect on the consolidated financial statements of the Company, the matters raised questions about our willingness to rely on the representations of management of Adelphia, including certain of its officers and directors, who were also officers and directors of the Company through June 4, 2002.


           The matters described in the Deloitte Letter were discussed with officers and directors of Adelphia at various times, including those officers and directors who were also officers and directors of the Company through June 4, 2002. Those matters specific to the Company were also discussed with the Chairman of the Audit Committee of the Company and the Vice President, Finance of the Company as summarized below. . . .

Deloitte has not identified, by name, the officers and directors of Adelphia "who were also officers and directors of the Company through June 4, 2002", but the Company presumes it is referring to members of the Rigas family. Neither Deloitte (except as disclosed in the July 15 Deloitte Response) nor any member of the Rigas family has provided the Company with information about such discussions. John, James, Michael and Timothy Rigas resigned as directors of the Company and ceased to hold any offices with the Company on July 22, 2002; Peter Venetis resigned as a director of the Company on July 26, 2002.

The Audit Committee of the Company has requested that the Company's outside counsel conduct an independent investigation with respect to related party transactions and agreements between the Company, Adelphia or the Rigas family and to determine whether the Company or any of its officers or directors have engaged in conduct in violation of applicable law. The investigation is in process.


On September 23, 2002, the Company transmitted to Deloitte by e-mail a draft of the disclosures made in Item 4 of this Amendment No. 3 and requested that Deloitte furnish ABIZ with a letter, in accordance with Item 304(a)(3) of Regulation S-K, addressed to the Commission stating whether it agrees with the proposed statements to be made by ABIZ in this amended Item 4 of Amendment No. 3 and, if not, stating the respects in which Deloitte does not agree. Upon receipt of any letter from Deloitte responding to this request, the Company will promptly file such letter with the Commission by amendment to this Amendment
No. 3



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
ITEM 7(C).  EXHIBITS.

        16.1 Letter, dated July 15, 2002, from Deloitte & Touche LLP regarding change in certifying accountant (previously filed).

        99.1 Letter, dated June 14, 2002, from Deloitte & Touche LLP (previously filed).























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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        ADELPHIA BUSINESS SOLUTIONS, INC.

                        By: /s/ Edward E. Babcock
                            -------------------------------------------------
                            Name: Edward E. Babcock
                            Title: Vice President, Chief Financial Officer




Date: September 25, 2002
















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                                  EXHIBIT INDEX



Exhibit No.                               Exhibit
-----------                               -------

   16.1 Letter, dated July 15, 2002, from Deloitte & Touche LLP regarding change in certifying accountant (previously filed).

   99.1 Letter, dated June 14, 2002, from Deloitte & Touche LLP (previously filed).















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